UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Merit Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! You invested in MERIT MEDICAL SYSTEMS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2023. Vote Virtually at the Meeting* May 18, 2023 2:00 PM MDT Virtually at: www.virtualshareholdermeeting.com/MMSI2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V01481-P88047 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. MERIT MEDICAL SYSTEMS, INC. 2023 Annual Meeting Vote by May 17, 2023 11:59 PM ET. For shares held in the Merit Medical Systems, Inc. 401(k) Profit Sharing Plan, vote by May 15, 2023 11:59 PM ET. MERIT MEDICAL SYSTEMS, INC. 1600 W. MERIT PARKWAY SOUTH JORDAN, UT 84095

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V01482-P88047 1. The election of three (3) directors to the Merit Medical Systems, Inc. Board of Directors for a three (3) year term or until their successors are elected and qualified. Nominees: 1b. David K. Floyd 1c. Lynne N. Ward 2. Approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers as described in the Merit Medical Systems, Inc. Proxy Statement. 1a. Lonny J. Carpenter 3. Approval of a non-binding advisory resolution to determine whether, during the next six years, the Company’s shareholders will be asked to approve the compensation of the Company’s named executive officers every one, two or three years. 4. Ratification of the Audit Committee’s appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2023. For For For For For 1 Year NOTE: In their discretion, proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting.